EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Esterline Technologies Corporation (the "Company") on Form 10-Q for the period ended January 27, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Robert W. Cremin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2006	By:	/s/ Robert W. Cremin

Robert W. Cremin
Chairman, President and Chief Executive Officer
